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Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report on Form 10-Q of Aavid Thermal Technologies, Inc. (the "Company") for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Bharatan R. Patel, Chairman, President, and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 7, 2004                                  /s/ Bharatan R. Patel
                                                    ---------------------

                                                    Bharatan R. Patel
                                                    Chairman, President
                                                    and Chief Executive
                                                    Officer

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